PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of August 27, 2024 is executed by Gold Flora, LLC, a California limited liability company (“Gold Flora”), Coastal MergerSub 2, LLC, a California limited liability company (“Coastal”), TPCO US Holding LLC, a Delaware limited liability company (“TPCO”), CMG Partners, Inc., a Delaware corporation (“CMG” and together with Gold Flora, Coastal, and TPCO, individually and collectively, the “Pledgor”), in favor of J.J. ASTOR & CO., a Utah corporation (and together with its successors and assigns, the “Lender”), as administrative, payment and collateral agent for itself, as Lender.

W I T N E S S E T H:

WHEREAS, Pledgor owns 100% of the equity securities in the limited liability companies and corporations more particularly described on Schedule I attached hereto;

WHEREAS, Gold Flora Corporation, in its capacity as borrower (the “Borrower”), and Lender have entered into that certain Loan Agreement, dated as of the date hereof, pursuant to which the Lender will make certain Loans to the Borrower (as amended, modified, amended or restated, supplemented, or otherwise modified from time to time the “Loan Agreement”); and

NOW, THEREFORE, in consideration of the agreements made by the Lender for the benefit of Borrower in the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. When used herein, capitalized terms which are not otherwise defined have the meanings assigned thereto in the Loan Agreement or (as applicable) the Notes.

2. Effectiveness of Agreement. Notwithstanding anything to the contrary express or implied contained in this Agreement, it is expressly understood and agreed by the Pledgor and the Lender that this Agreement shall only be deemed to be effective and constitute a Lien and security interest in the equity of the Subsidiary Guarantors if the Lender elects to accelerate the Loans for payment after the occurrence and during the continuation of an Event of Default (as defined in the Notes) beyond the applicable grace period for cure as set forth in the Notes. The Pledgor has executed this Agreement which is being held in escrow by counsel to the Lender as escrow agent pursuant to the escrow agreement annexed hereto as Exhibit A (the “Escrow Agreement”); it being understood that this Agreement shall not be deemed effective or delivered unless and until the Lender shall provide the Pledgor with three (3) business days prior written notice that Lender has elected to accelerate the Loans for payment after the occurrence and during the continuation of an Event of Default (as defined in the Notes) beyond the applicable grace period for cure (an “Acceleration Event”) and intends to deliver a Written Direction (as defined in the Escrow Agreement) to the escrow agent directing the Escrow Agent to release the Escrow Property (as defined in the Escrow Agreement) to Lender.

3. Pledge. As security for the payment and performance of all of the Borrower’s obligations under the Loan Agreement or any other Transaction Document and Pledgor’s obligations hereunder (the “Obligations”), Pledgor hereby pledges and grants to Lender, for the benefit of itself, a continuing first priority security interest in, all of the following, whether now existing or hereafter owned, existing or arising (the “Subject Collateral”):

(a) All capital stock and membership equity interests, as applicable, in the specific Subsidiary Guarantors of the Pledgor who are listed across from such Pledgor’s name and set forth on Schedule I hereto (the “Pledged Subsidiaries”) and, in addition to such capital stock and membership equity interests, as applicable, any investment property and general intangibles evidenced by or relating to such capital stock and membership equity interests, as applicable (collectively, the “Subject Securities”), and all other property hereafter delivered to the Lender in substitution for or in addition to any of the foregoing;

(b) all documents, certificates and/or instruments representing any of the foregoing, if any, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, except for any distributions with respect to the Subject Securities that would be permitted under the Loan Agreement and other Transactions Documents; and

(c) all products and proceeds of all of the foregoing.

Pledgor agrees to cause all Pledged Subsidiaries (x) not to elect to treat its equity interests as securities as contemplated by the definition of "security" in Sections 8-102(15) and 8-103 of Article 8 of the Uniform Commercial Code and (y) not to certificate its Subject Securities, provided, that if, notwithstanding the provisions of this Agreement, any or all of the Subject Securities are evidenced by a certificate, Pledgor agrees to promptly deliver to Lender, for the benefit of itself, any and all certificates evidencing the Subject Securities; and prior to the delivery thereof to Lender, such Subject Securities shall be held by Pledgor pursuant to the Escrow Agreement separate and apart from its other property and in express trust for Lender. Subject to Section 5 hereof, Pledgor hereby agrees to promptly deliver to Lender, for the benefit of itself, any other Subject Collateral which may at any time or from time to time come into the possession or control of Pledgor; provided, that prior to the delivery thereof to Lender, such Subject Collateral shall be held by Pledgor separate and apart from its other property and in express trust for Lender. For purposes of this Agreement, unless and until an Acceleration Event has occurred, “deliveries” to the Lender shall mean deliveries to the escrow agent under the Escrow Agreement.

If an Acceleration Event shall occur, Pledgor further agrees to obtain the written acknowledgment of any custodian of the Subject Collateral that (i) all rights of Pledgor in the Subject Collateral are subject to security interest created hereunder, (ii) such custodian is authorized and instructed to comply with any instruction of Lender with respect to disposition or transfer of the Subject Collateral, including any instruction to cease accepting instructions from Pledgor, and (iii) in the event of a conflict between instructions given by Lender and instructions given by Pledgor, Lender’s instructions shall control. It is Pledgor’s intent that, if Acceleration Event shall occur, by virtue of this Agreement and such acknowledgments, Lender is granted “control” within the meaning of Sections 9-104 and 9-106 of the Uniform Commercial Code as in effect in the State of California (the “UCC”) with respect to the Subject Collateral and any deposit account to which the Subject Collateral is credited. Pledgor hereby agrees that it will not grant “control” (within the meaning of such sections of the UCC) to any Person other than Lender with respect to the Subject Collateral or any deposit account to which the Subject Collateral is credited.

4. Warranties; Further Assurances. Pledgor warrants to Lender that: (a) Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Subject Collateral owned by it free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; and (b) the pledge and delivery of the Subject Collateral owned by it pursuant to this Agreement will create a valid first priority, perfected security interest in the Subject Collateral in favor of the Lender.

So long as any of the Obligations shall be outstanding, Pledgor (i) shall not, without the express prior written consent of Lender, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any Subject Securities pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Subject Collateral; (ii) hereby consents to the filing of such Uniform Commercial Code financing statements and other documents (and to pay the costs of filing and recording or re-filing and rerecording the same in all public offices reasonably deemed necessary or appropriate by Lender) and do such other acts and things, all as Lender may from time to time reasonably request, to establish and maintain a valid, first priority perfected security interest in the Subject Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Obligations; (iii) will execute and deliver to Lender such allonges, endorsements and similar documents relating to the Subject Collateral, reasonably satisfactory in form and substance to Lender, as Lender may reasonably request; and (iv) will furnish Lender such information concerning the Subject Collateral as Lender may from time to time reasonably request, and will permit Lender or any designee of Lender, from time to time upon reasonable notice and during normal business hours to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Pledgor which pertain to the Subject Collateral, and will, upon request of Lender at any time after the occurrence of an Acceleration Event, deliver to Lender all of such records and papers.
5. Holding in Name of Lender, etc. Lender may from time to time after the occurrence of an Acceleration Event, without notice to Pledgor, take all or any of the following actions: (a) transfer all or any part of the Subject Collateral into the name of Lender or any nominee or sub-agent for Lender, with or without disclosing that such Subject Collateral is subject to the lien, pledge and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Subject Collateral, (c) notify the parties obligated on any of the Subject Collateral to make payment directly to Lender of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of Pledgor to allow collection of the Subject Collateral, (e) enforce collection of any of the Subject Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Subject Collateral.

6. Voting Rights, Dividends, etc. Notwithstanding any other provisions contained in this Agreement, so long as the Obligations shall be outstanding, and so long as Lender has not given the notice referred to in clause (c) below:

(a) Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and purchase or subscription rights (provided that any exercise by Pledgor of such purchase or subscription rights may be made only from funds of Pledgor not comprising the

Subject Collateral) relating or pertaining to the Subject Collateral or any part thereof for any purpose; provided, further, that Pledgor agrees that it will not exercise any such rights or powers in any manner which would have a Material Adverse Effect on the value of the Subject Collateral or any part thereof or any other material adverse effect in relation to the Subject Collateral or the Obligations;

(b) Pledgor shall be entitled to receive and retain any and all dividends, interest or other cash distributions payable on or in respect of the Subject Collateral if such dividends, interest or other distributions are permitted by the Loan Documents, but all dividends, interest and distributions in respect of the Subject Collateral or any part thereof made in Subject Securities, whether resulting from a subdivision, combination or reclassification of Subject Collateral or any part thereof or received in exchange for Subject Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Person who issues a Subject Security may be a party or otherwise or as a result of any exercise of any purchase or subscription rights, shall be and become part of the Subject Collateral hereunder and, if evidenced by a certificate and received by Pledgor, shall be forthwith delivered to Lender in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement; and

(c) Upon prior written notice delivered to Pledgor from Lender after the occurrence of an Acceleration Event, all rights and powers which Pledgor is entitled to exercise pursuant to this Section 5, and all rights of Pledgor to receive and retain dividends pursuant to clause (b) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in Lender which shall have, following an Acceleration Event, the sole and exclusive authority to exercise such rights and powers and to receive such dividends, interest or other distributions. Any and all money and other property paid over to or received by Lender pursuant to this clause (c) shall be retained by Lender as additional Subject Collateral hereunder and applied in accordance with the provisions hereof.

7. Remedies. After the occurrence of an Acceleration Event, Lender may exercise from time to time any rights and remedies available to it under the UCC as in effect in the State of California or of any other jurisdiction whose laws may govern or otherwise available to it under the Transaction Documents. Without limiting the foregoing, after the occurrence of an Acceleration Event, Lender, to the extent necessary to satisfy the Obligations, (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind (except a notice specified below of time and place of public or private sale), (i) sell any or all of the Subject Collateral, free of all rights and claims of Pledgor therein and thereto, at any public or private sale and (ii) bid for and purchase any or all of the Subject Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Subject Collateral. Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by Lender of any of its rights and remedies after the occurrence of an Acceleration Event. In the event of a private sale, Lender agrees to provide the applicable Pledgor with no less than ten (10) days prior written notice thereof and permit such Pledgor to participate in the sale of the applicable Subject Collateral. Pledgor agrees that, to the extent notification of sale shall be required by applicable law, at least ten (10) days notification by mail to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC. Any proceeds of any of the Subject Collateral may be applied by Lender to the payment of reasonable expenses in connection with the Subject Collateral, including, without limitation, reasonable attorneys’ fees and legal expenses, and any balance of such proceeds may be applied by Lender toward the payment of the Obligations, and in such order of application, as Lender may from time to time elect (and, after payment in full of all Obligations, any excess shall be delivered to Pledgor or as a court of competent jurisdiction shall direct).

Lender is hereby authorized to comply with any limitation or restriction in connection with any sale of Subject Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Subject Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental authority, and Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that Lender shall not be liable or accountable to Pledgor for any discount allowed by reason of the fact that such Subject Collateral is sold in compliance with any such limitation or restriction. Pledgor waives any right it may now or hereafter have to require Lender to marshal any of the collateral from time to time securing the Obligations.

Section 5(c) of the Notes is incorporated herein by reference, mutatis mutandis.

8. Waiver of Transfer Restrictions. Pledgor hereby consent to the terms and conditions contained in this Agreement and the transactions contemplated hereby, notwithstanding any limitations or restrictions on such transactions set forth in the governing documents of Pledgor or otherwise with respect to the pledge or transfer of any of the Subject Collateral. Without limiting the foregoing, Pledgor agrees that any rights of first refusal, options to purchase or other conditions or restrictions affecting the transfer of any of the Subject Collateral shall not be triggered by, or otherwise in any respect be applicable to, the execution and delivery of this Agreement or the exercise of Lender’s rights and remedies under this Agreement, as amended, restated, supplemented or otherwise modified from time to time, and upon Lender’s exercise of its rights and remedies under this Agreement (as amended, restated, supplemented or otherwise modified from time to time) after the occurrence of an Acceleration Event in accordance with the terms hereof, Lender, a purchaser at a foreclosure sale of the Subject Collateral or any such party’s designee shall be immediately and automatically admitted as an owner of such Pledged Subsidiaries with all ownership rights accruing to it (including, without limitation, all rights to distributions and voting) without the need to obtain the consent of any owner or such Pledged Subsidiaries or to provide or comply with a right of first refusal or option to purchase with respect to any of the Subject Collateral in favor of any owner, any Pledged Subsidiaries or any other Person, notwithstanding anything in the governing documents of any Pledged Subsidiaries, any agreement to which the Pledgor is now or hereafter a party with respect to any of the Subject Collateral or otherwise to the contrary or in conflict thereof.

9. Representations and Warranties of Pledgor. To induce Lender to enter into the Transaction Documents and extend credit to the Borrower, the Pledgor represents and warrants to Lender as follows:

(a) Benefit. Pledgor is the sole equity holder of the equity interests set forth opposite its name and described on Schedule I hereto, and has received, or will receive, direct benefit from the making of this Agreement with respect to the Obligations.

(b) Familiarity and Reliance. Pledgor is familiar with, and has independently reviewed the books and records regarding, the financial condition of the Pledged Subsidiaries and is familiar with the value of any and all Subject Collateral intended to be created as security for the payment of the Obligations; provided, however, that Pledgor is not relying on such financial condition or the collateral as an inducement to enter into this Agreement.

(c) No Representation By Lender. Neither Lender nor any other party has made any representation, warranty or statement to Pledgor in order to induce Pledgor to execute this Agreement.

(d) Due Execution and Authorization.

(1) Pledgor is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its state of formation.

(2) The execution, delivery and performance by Pledgor of the Transaction Documents to which it is a party, and the consummation by Pledgor of the transactions contemplated thereby, (i) have been duly authorized by all requisite action of Pledgor and have been duly executed and delivered by Pledgor; (ii) do not violate any provisions of (A) any applicable law other than potential violations of Federal Cannabis Laws, (B) any order of any governmental authority binding on Pledgor or any of its properties, (C) the bylaws (or any other equivalent governing agreement or document) of Pledgor, (D) the organizational documents of any of the Pledged Subsidiaries, or (E) any agreement between Pledgor and its equity owners or among any such equity owners or any Pledged Subsidiaries; (iii) are not in conflict with, and do not result in a breach or default of or constitute an event of default, or an event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any indenture or other material agreement to which Pledgor is a party, or by which the properties or assets of Pledgor are bound, the effect of which could reasonably be expected to be, have or result in a Material Adverse Effect; (iv) except as set forth herein or therein, will not result in the creation or imposition of any Lien of any nature upon any of the properties or assets of Pledgor, and (v) except for filings in connection with the perfection of Lender’s Liens, do not require the consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other Person that has not been obtained, except where the failure to so obtain could not reasonably be expected to be, have or result in a Material Adverse Effect.

(3) This Agreement is a legal and binding obligation of Pledgor and is enforceable in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable laws.

(4) Pledgor has all requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Transaction

Documents, and is duly qualified to do business in all of the jurisdictions in which failure to so qualify could reasonably be likely to have or result in a Material Adverse Effect. Pledgor has all requisite power and authority to execute, deliver and perform the Transaction Documents to which it is a party and to consummate the transactions contemplated under the Transaction Documents to which it is a party.

(5) Pledgor is not an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, nor controlled by such an “investment company.”

(f) [Reserved].

(g) Litigation. There is no pending or, to the knowledge of Pledgor, threatened in writing action, suit, proceeding or investigation involving Pledgor or its business that could reasonably be expected to prevent or materially delay the consummation by Pledgor of the transactions contemplated herein or in the other Transaction Documents. Except as set forth on Schedule 9(g) hereto, (i) Pledgor is not a party or subject to any order, writ, injunction, judgment or decree of any governmental authority, and (ii) Pledgor does not have any existing accrued and/or unpaid indebtedness to any governmental authority or any other governmental payor beyond the delinquency date therefor for which the failure to pay could reasonably be expected to result in the imposition of a Lien on the Subject Collateral.

(i) Compliance with Law. Pledgor (a) is in compliance with all applicable laws other than potential violations of Federal Cannabis Laws, and (b) is not in violation of any order of any Governmental Authority or other board or tribunal, except, in the case of both clauses (a) and (b), where noncompliance or violation could not reasonably be expected to be, have or result in a Material Adverse Effect. Pledgor has not received any notice that Pledgor is not in material compliance in any respect with any of the requirements of any of the foregoing. Pledgor has not established or maintains or contributes to any “benefit plan” that is covered by Title IV of ERISA.

(j) Licenses and Permits; Labor. Pledgor is in compliance with and has all permits necessary or required by applicable law or any governmental authority for the operation of its business as presently conducted and as proposed to be conducted except where noncompliance, violation or lack thereof could not reasonably be expected to have or result in a Material Adverse Effect. All permits necessary or required by applicable law or governmental authority for the operation of Pledgor’s businesses are in full force and effect and not in known conflict with the rights of others, except where such conflict or lack of being in full force and effect could not reasonably be expected to have or result in a Material Adverse Effect. Pledgor has not been involved in any labor dispute, strike, walkout or union organization which could reasonably be expected to have or result in a Material Adverse Effect.

(k) Anti-Terrorism; OFAC.

(1) Neither Pledgor nor any Person controlling or controlled by Pledgor, nor, to its knowledge, any Person having a beneficial interest in Pledgor, nor any Person for whom Pledgor is acting as agent or nominee in connection with this transaction (“Transaction Persons”) (1) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting

Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (2) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person in any manner violative of Section 2 of such executive order, or (3) is a Person on the list of specially designated nationals and blocked persons or is in violation of the limitations or prohibitions under any other OFAC regulation or executive order.

(2) To the knowledge of Pledgor, no part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

10. Attorney in Fact. If an Acceleration Event shall occur, Pledgor hereby irrevocably appoints Lender as its limited attorney in-fact in accordance with the powers granted in connection with this Agreement (without requiring Lender to act as such), with full power of substitution, which appointment as limited attorney-in-fact is irrevocable after the occurrence of an Acceleration Event, to take any action Lender deems necessary to perfect, protect and realize upon its Lien and first priority security interest in the Subject Collateral, including the execution and delivery of any and all documents or instruments related to the Subject Collateral in Pledgor’s name, or otherwise to effect fully the purpose, terms and conditions of this Agreement and the other Transaction Documents, and said appointment shall create in Lender a power coupled with an interest.

11. General.

(a) Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Subject Collateral if it takes such action for that purpose as Pledgor shall request in writing, but failure of Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to the Subject Collateral against prior parties, or to do any act with respect to preservation of the Subject Collateral not so requested by Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Subject Collateral.

(b) No delay on the part of Lender in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by Lender and Pledgor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) All obligations of Pledgor and all rights, powers and remedies of Lender expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Obligations or any security therefor.

(d) Upon notice to Pledgor and otherwise in accordance with Section 5.06 of the Loan Agreement, Lender may assign, without Pledgor’s consent, its interests in this Agreement and the other Transaction Documents to any other Person, including, without limitation, any of Lender’s Affiliates.

(e) This Agreement shall be binding upon Pledgor and Lender and their respective successors and assigns, and shall inure to the benefit of Pledgor and Lender and the successors and assigns of Lender.

(f) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

12. Governing Law; Jurisdiction; Service of Process; Venue.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.

(b) BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE COUNTY OF SALT LAKE, UTAH , AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH UTAH STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN CLAUSE (B) OF THIS SECTION 12. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

12. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY

ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. PLEDGOR FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, PLEDGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. PLEDGOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDERS’ ACCEPTANCE OF THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS APPLICABLE.

13. Termination; Release of Pledged Interests. When all the Obligations have been paid in full, the security interests created by this Agreement shall be automatically terminated and released without any further action by Lender or any other Person, and then this Agreement shall terminate and have no further force or effect. In connection with such termination, the Lender shall execute and deliver to Pledgor, at such Pledgor’s expense, all documents that Pledgor shall reasonably request to evidence such termination. In addition, upon payment in full of the Obligations, (i) all Subject Securities held in the possession of Lender shall be returned to Pledgor upon such termination, and (ii) to the extent any Subject Securities are held by the escrow agent under the Escrow Agreement, the Lender shall execute and deliver a Written Direction (as defined in the Escrow Agreement) to Escrow Agent directing the escrow agent to return the Subject Securities to the Borrower.

14. Modification. This Agreement shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

15. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Agreement (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Agreement even though all signatures do not appear on the same document. Receipt of an executed signature page to this Agreement by facsimile, portable document format (.pdf) attachment to an email or other electronic transmission shall constitute effective delivery thereof.

16. Recitals. The recital and introductory paragraphs hereof are a part hereof, and form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the day and year first written above.

    BORROWER:                    PLEDGOR:

    GOLD FLORA CORPORATION    GOLD FLORA, LLC

    By:/s/ Laurie Holcomb        By: /s/ Laurie Holcomb
    Name:    Laurie Holcomb         Name: Laurie Holcomb
Title:    Chief Executive Officer    Title: Manager

COASTAL MERGERSUB 2, LLC

                        By: /s/ Laurie Holcomb
                         Name: Laurie Holcomb
Title: Chief Executive Officer

CALIVA CAREWH1, LLC

                        By: /s/ Laurie Holcomb
                         Name: Laurie Holcomb
Title: Chief Executive Officer

CMG PARTNERS, INC.

                        By: /s/ Laurie Holcomb
                         Name: Laurie Holcomb
Title: Chief Executive Officer

LENDER:

                        J.J. ASTOR & CO.

                        By: /s/ Michael Pope
                         Name: Michael Pope
Title: Chief Executive Officer

ACKNOWLEDGMENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees to the terms of, and agrees to be bound by, the Pledge Agreement and to promptly note on its books and records the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any of the Subject Collateral in the name of Lender or its nominee or the exercise of voting rights by Lender, and, after written notice from Lender that an Acceleration Event has occurred, each agrees, that in acting upon the instructions of Lender, it will not require the further consent of, or seek further instruction from, Pledgor at any time. The undersigned will not permit Pledgor or any other person to opt into Article 8 of the applicable Uniform Commercial Code with respect to its subject securities without the express, prior written consent of Lender.

Acknowledged and Agreed:

GOLD FLORA PARTNERS COSTA MESA LLC

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Manager

GOLD FLORA PARTNERS, LLC
d/b/a KING’S CREW

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Manager

GOLD FLORA PARTNERS CORONA, LLC
By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Manager

COASTAL DISPENSARY LLC

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Manager

COASTAL RETAIL LOMPOC LLC

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Manager

COASTAL RETAIL CONCORD LLC

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Manager

SOUTHERN CALIFORNIA COLLECTIVE

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Chief Executive Officer

VARDA INC.

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Chief Executive Officer

RELEAF ALTERNATIVE INC.

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Chief Executive Officer

CALMA WEHO, LLC

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Manager

NC3 SYSTEMS

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Chief Executive Officer

NC6 SYSTEMS, INC.

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Chief Executive Officer

CALIVA CAMISJ2, INC.

By: /s/ Laurie Holcomb
Name: Laurie Holcomb
Title: Chief Executive Officer

SCHEDULE I

SUBJECT SECURITIES

Name of Pledged Entity	Pledgor	Class	Stock/Units	Certificate Number	Percentage of Ownership
Gold Flora Partners Costa Mesa LLC	Gold Flora, LLC	Membership Interests	Membership Interests	n/a	100%
Gold Flora Partners, LLC dba King’s Crew	Gold Flora, LLC	Membership Interests	Membership Interests	n/a	100%
Gold Flora Partners Corona, LLC	Gold Flora, LLC	Membership Interests	Membership Interests	n/a	100%
Coastal Dispensary LLC	Coastal MergerSub 2, LLC	Membership Interests	Membership Interests	n/a	100%
Coastal Retail LOMPOC LLC	Coastal MergerSub 2, LLC	Membership Interests	Membership Interests	n/a	100%
Coastal Retail Concord LLC	Coastal MergerSub 2, LLC	Membership Interests	Membership Interests	n/a	100%
Southern California Collective	Coastal MergerSub 2, LLC	Common shares	Common shares	n/a	100%
Varda Inc.	Coastal MergerSub 2, LLC	Common shares	Common shares	n/a	100%
Releaf Alternative Inc.	Coastal MergerSub 2, LLC	Common shares	Common shares	n/a	100%
Calma WEHO, LLC	Caliva CareWH1, LLC	Units	Units	n/a	100%
NC3 Systems	CMG Partners, Inc.	Common shares	Common shares	n/a	100%

NC6 Systems, Inc.	CMG Partners, Inc.	Common shares	Common shares	n/a	100%
Caliva CAMISJ2, Inc.	CMG Partners, Inc.	Common shares	Common shares	n/a	100%